UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

CANCERVAX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-50440 (Commission File Number)	52-2243564 (IRS Employer Identification No.)

2110 Rutherford Road, Carlsbad, CA (Address of Principal Executive Offices)		92008 (Zip Code)

Registrant’s telephone number, including area code: (760) 494-4200

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7.01. Regulation FD Disclosure.

     CancerVax Corporation management will host a conference call today to discuss the independent Data and Safety Monitoring Board (“DSMB”) recommendation to discontinue the Canvaxin Phase 3 clinical trial for patients with Stage IV melanoma, as further described below in Item 8.01, at 9:00 a.m. Eastern Time. A live audio webcast of management’s presentation will be available at http://ir.cancervax.com. Alternatively, callers may participate in the conference call by dialing (888) 396-2386 (domestic) or (617) 847-8712 (international). The passcode is 33640768. A replay of the conference call can be accessed by dialing (888) 286-8010 (domestic) or (617) 801-6888 (international). The passcode for the replay is 59816558. The webcast will also be archived on CancerVax’s website.

     A copy of the anticipated script for the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

     On April 6, 2005, CancerVax Corporation issued a press release announcing plans to discontinue the Phase 3 clinical trial of Canvaxin in patients with Stage IV melanoma based upon the recommendation of the DSMB, which recently completed its planned, second, interim analysis of the data from this clinical trial. The DSMB found that the data are unlikely to provide significant evidence of a survival benefit for Canvaxin-treated patients with Stage IV melanoma versus those receiving placebo.

     Based on a limited review of data from the Phase 3 clinical trial of Canvaxin in Stage III melanoma, the DSMB recommended that this clinical trial continue as planned. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Conference call script.
99.2	Press release dated April 6, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCERVAX CORPORATION
Date: April 6, 2005	By:	/s/ David F. Hale
		Name:	David F. Hale
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference call script.
99.2	Press release, dated April 6, 2005.